SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    JUNE 4, 2004
                                                 -----------------------


                            INTERPHARM HOLDINGS, INC.

               (Exact name of Registrant as specified in charter)

         Delaware                     0-22710                   13-3673965

(State or other jurisdic-            (Commission               (IRS Employer
 tion of incorporation)               File Number)           Identification No.)



         69 Mall Drive, Commack, New York                          11725
       ------------------------------------------------------------------

       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:    (631) 543-2800
                                                       -----------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 4, 2004, one-seventh of the outstanding Series K Convertible Preferred Stock ("Series K") of Interpharm Holdings, Inc. ("Interpharm") converted into Interpharm's $.01 par value per share common stock ("Common Stock"). On the same date, pursuant to the Corrected Certificate of Designations, Preferences and Rights of the Series K Convertible Preferred Stock of Interpharm Holdings, Inc. (the "Certificate") all conditions for conversion of the Series K were met making June 4, 2004 the "Trigger Date" as defined in the Certificate.

         The Series K, and effects of conversion of the Series K, were discussed in Interpharm's Transition Report for the six-months ended June 30, 2003 on Form 10-K filed with the Securities and Exchange Commission on September 29, 2003 (the "10-K").

         On June 4, 2004, there were a total of 2,050,393 shares of Series K outstanding which will convert into an aggregate of 43,923,427 shares of Common Stock. As explained in Item 5 of the 10-K, after the Trigger Date, the Series K automatically converts ratably, over a seven-year period. Thus, on June 4, 2004, 292,913 shares of Series K converted into 6,274,775 shares of Common Stock. Assuming that the accelerated vesting provisions of the Certificate described below will not apply, the following table illustrates the conversion of the Series K over the seven year period beginning June 4, 2004:

                             DATE                           SHARES TO BE ISSUED
                             ----                           -------------------
                            June 4, 2004                         6,274,775
                            June 4, 2005                         6,274,775
                            June 4, 2006                         6,274,775
                            June 4, 2007                         6,274,775
                            June 4, 2008                         6,274,775
                            June 4, 2009                         6,274,775
                            June 4, 2010                         6,274,777
                                                                 ---------


                      Total                                     43,923,427
                                                               ============


Under the terms of the accelerated vesting provisions of the Certificate, and a separate agreement with the Series K holders as described in the 10-K, in the event that (i) (a) any person or group other than the holders of the Series K acquires 50% or more of Interpharm's common stock or (b) if following a tender offer or proxy contest, the persons who were previously Interpharm's directors do not constitute a majority of the Board of Directors, and (ii) the Series K holders own less than 51% of Interpharm's Common Stock, additional shares of Series K may convert at the request of the Series K holders such that they own, in the aggregate, at least 51% of Interpharm's Common Stock.

         While the holders of the Series K have demand registration rights with respect to the Common Stock to be issued upon conversion of the Series K, they have not exercised that right. Therefore, all common stock to be issued pursuant to the June 4, 2004 conversion is restricted.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTERPHARM HOLDINGS, INC.
June 10, 2004                                        By: /S/ GEORGE ARONSON
                                                     -----------------------
                                                         George Aronson
                                                         Chief Financial Officer